UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2014

PIONEER NATURAL RESOURCES COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5205 N. O'Connor Blvd., Suite 200, Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 444-9001
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders
The annual meeting of stockholders of Pioneer Natural Resources Company (the “Company”) was held on May 28, 2014 in Irving, Texas. At the meeting, four proposals were submitted for a vote of stockholders, as described in the Company’s Proxy Statement dated April 17, 2014 (the “Proxy Statement”). The following is a brief description of each proposal and the results of the stockholders’ votes.
Election of Directors. Prior to the meeting, the Board designated four nominees as Class I Directors and four nominees as Class II Directors, in each case with their terms to expire at the annual meeting in 2015 and until their successors are elected and qualified. The Class I Director nominees were Timothy L. Dove, Stacy P. Methvin, Charles E. Ramsey, Jr. and Frank A. Risch, and the Class II Director nominees were Edison C. Buchanan, Larry R. Grillot, J. Kenneth Thompson and Jim A. Watson. Each nominee was, at the time of such nomination and at the time of the meeting, a director of the Company. At the meeting, each nominee was elected as a director of the Company, with the results of the stockholder voting being as follows:

	For	Against	Abstain	Broker Non-Votes

Edison C. Buchanan	117,919,304	781,668	119,993	9,007,940
Timothy L. Dove	117,932,238	765,096	123,631	9,007,940
Larry R. Grillot	118,340,130	360,907	119,928	9,007,940
Stacy P. Methvin	118,347,094	356,747	117,124	9,007,940
Charles E. Ramsey, Jr.	117,629,443	1,073,433	118,089	9,007,940
Frank A. Risch	118,290,338	351,929	178,698	9,007,940
J. Kenneth Thompson	117,909,823	736,183	174,959	9,007,940
Jim A. Watson	118,413,136	227,572	180,257	9,007,940

In addition, the term of office for the following directors continued after the annual meeting: Scott D. Sheffield, Andrew F. Cates and Phoebe A. Wood.
Ratification of selection of independent auditors. The engagement of Ernst & Young LLP as the Company’s independent auditors for 2014 was submitted to the stockholders for ratification. Such engagement was ratified, with the results of the stockholder voting being as follows:

For	127,161,346
Against	542,553
Abstain	125,006
Broker non-votes	—
Advisory vote on executive compensation. The Company submitted to the stockholders for approval, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement. The proposal was approved, with the results of the stockholder voting being as follows:

For	116,432,680
Against	2,241,555
Abstain	146,730
Broker non-votes	9,007,940

Reapproval of the eligible employees, business criteria and maximum annual per person compensation limits under the Company's 2006 Long-Term Incentive Plan in order to comply with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended. The Company submitted to the stockholders a proposal to reapprove the eligible employees, business criteria and maximum annual per person compensation limits under the Company's 2006 Long-Term Incentive Plan so that awards under that plan may qualify for exemption from the deduction limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended. The proposal was approved, with the results of the stockholder voting being as follows:

For	116,432,680
Against	2,241,555
Abstain	146,730
Broker non-votes	9,007,940

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

	By:	/s/ Margaret M. Montemayor
Margaret M. Montemayor,
Vice President and Chief
Accounting Officer

Dated: June 2, 2014

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